UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 18, 2001

                               Bail Corporation
           (Exact name of registrant as specified in its charter)


          Colorado                000-27321                 84-1493152
(State or other jurisdiction    (Commission                (IRS Employer
      of incorporation)          File Number)             Identification No.)


11952 Farley, Overland Park, KS                                66213
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (913) 814-8313


              7899 West Frost Drive, Littleton, Colorado 80128
       (Former name or former address, if changed since last report)



Item 8.  Change in Fiscal Year.

     Effective as of April 18, 2001, as determined by written consent of the Board of Directors on that date, Bail Corporation will change its fiscal year-end to March 31 from its current year-end of April 30. The report covering the transition period will be filed on Form 10-KSB.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 27, 2001               BAIL CORPORATION


                                    By:/s/ Charles A. Ross, Sr.
                                       ---------------------------------------
                                       Charles A. Ross, Sr., President